UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number 811-00229
Seligman Growth Fund, Inc.
(Exact name of registrant as specified in charter)
50606 Ameriprise Financial Center, Minneapolis, Minnesota 55474
(Address of principal executive offices)             (Zip code)
Scott R. Plummer — 5228 Ameriprise Financial Center, Minneapolis, MN 55474
(Name and address of agent for service)
Registrant’s telephone number, including area code: (612) 671-1947
Date of fiscal year end: December 31
Date of reporting period: December 31, 2010

Item 1. Reports to Stockholders.
Annual Report

Annual Report

Seligman Growth Fund

Annual Report for the Period Ended
December 31, 2010

Seligman Growth Fund seeks long-term capital appreciation.

 Not FDIC insured - No bank guarantee - May lose value

Your Fund at a Glance	3

Manager Commentary	6

The Fund’s Long-term Performance	12

Fund Expenses Example	14

Portfolio of Investments	16

Statement of Assets and Liabilities	28

Statement of Operations	29

Statements of Changes in Net Assets	30

Financial Highlights	32

Notes to Financial Statements	37

Report of Independent Registered Public Accounting Firm	54

Federal Income Tax Information	56

Board Members and Officers	57

Proxy Voting	63

Results of Meeting of Shareholders	64

In August 2010, the Board of Directors of Seligman Growth Fund (the “Fund”) approved a proposal to merge the Fund with and into Columbia Large Cap Growth Fund. The merger is expected to be a tax-free reorganization for U.S. federal income tax purposes. More information about Columbia Large Cap Growth Fund and the definitive terms of the merger are included in proxy materials mailed to shareholder who owned shares of the Fund on Dec. 17, 2010. The proposal was approved at a meeting of shareholders held on Feb. 15, 2011, and the merger is expected to take place before the end of the second quarter of 2011. For more information, see “Results of Meeting of Shareholders.”

See the Fund’s prospectus for risks associated with investing in the Fund.

2  SELIGMAN GROWTH FUND — 2010 ANNUAL REPORT

Your Fund at a Glance

FUND SUMMARY

>	Seligman Growth Fund (the Fund) Class A shares gained 16.98% (excluding sales charge) for the 12 months ended Dec. 31, 2010.

>	The Fund outperformed its benchmark, the Russell 1000® Growth Index, which increased 16.71% during the same 12-month period.

>	The Fund also outperformed its peer group, as represented by the Lipper Large-Cap Growth Funds Index, which rose 15.13% during the same period.

ANNUALIZED TOTAL RETURNS (for period ended Dec. 31, 2010)

	1 year	3 years	5 years	10 years
Seligman Growth Fund Class A (excluding sales charge)	+16.98%	-3.01%	+3.04%	-1.30%

Russell 1000 Growth Index (unmanaged)	+16.71%	-0.47%	+3.75%	+0.02%

Lipper Large-Cap Growth Funds Index (unmanaged)	+15.13%	-2.23%	+2.38%	-1.01%

(See “The Fund’s Long-term Performance” for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes. It is not possible to invest directly in an index.

SELIGMAN GROWTH FUND — 2010 ANNUAL REPORT  3

Your Fund at a Glance (continued)

AVERAGE ANNUAL TOTAL RETURNS

at Dec. 31, 2010
					Since
Without sales charge	1 year	3 years	5 years	10 years	Inception*
Class A (inception 4/1/37)	+16.98%	-3.01%	+3.04%	-1.30%	N/A

Class B (inception 4/22/96)	+16.30%	-3.74%	+2.25%	-2.06%	N/A

Class C (inception 5/27/99)	+16.30%	-3.74%	+2.25%	-2.06%	N/A

Class I (inception 8/3/09)	+17.66%	N/A	N/A	N/A	+21.00%

Class R** (inception 4/30/03)	+16.75%	-3.33%	+2.74%	N/A	+5.98%

Class R4 (inception 8/3/09)	+17.24%	N/A	N/A	N/A	+20.64%

Class R5 (inception 11/30/01)	+17.63%	-2.63%	+3.52%	N/A	+1.30%

With sales charge
Class A (inception 4/1/37)	+10.21%	-4.92%	+1.83%	-1.89%	N/A

Class B (inception 4/22/96)	+11.30%	-4.72%	+1.88%	-2.06%	N/A

Class C (inception 5/27/99)	+15.30%	-3.74%	+2.25%	-2.06%	N/A

The “Without sales charge” returns for Class A, Class B and Class C shares do not include applicable initial or contingent deferred sales charges. If included, returns would be lower than those shown. The “With sales charge” returns for Class A, Class B and Class C shares include: the maximum initial sales charge of 5.75% for Class A shares; the applicable contingent deferred sales charge (CDSC) for Class B shares (applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter); and a 1% CDSC for Class C shares sold within one year after purchase. Class I, Class R, Class R4 and Class R5 shares are not subject to sales charges and have limited eligibility. See the Fund’s prospectus for details.

*	For classes with less than 10 years performance.
**	Effective Sept. 7, 2010, Class R2 shares were renamed Class R shares.

4  SELIGMAN GROWTH FUND — 2010 ANNUAL REPORT

MORNINGSTAR STYLE BOXtm

The Morningstar Style Boxtm is based on the fund’s portfolio holdings as of period end. The vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

©2011 Morningstar, Inc. All rights reserved. The information contained herein is proprietary to Morningstar and/or its content providers, may not be copied or distributed and is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

SELIGMAN GROWTH FUND — 2010 ANNUAL REPORT  5

Manager Commentary

Effective May 1, 2010, John T. Wilson and Peter Deininger assumed day-to-day management of the Fund.

Dear Shareholder,

Seligman Growth Fund (the Fund) Class A shares advanced 16.98% for the fiscal year ended Dec. 31, 2010. The Fund outperformed its benchmark, the Russell 1000® Growth Index (Russell Index), which advanced 16.71% during the 12-month period. The Fund also outperformed its peer group, as represented by the Lipper Large-Cap Growth Funds Index, which rose 15.13% during the same period.

Significant performance factors
On balance, 2010 was a strong one for the equity market in general and for large-cap growth stocks in particular. Technology, consumer stocks, industrials and materials were among the best performing areas of the equity market. Though there were well publicized troubles with certain currencies and with balance sheets of several European nations, equity markets benefited from a corporate profit recovery that was stronger than

SECTOR BREAKDOWN(1) (at Dec. 31, 2010)

Consumer Discretionary	15.0%

Consumer Staples	7.5%

Energy	10.2%

Financials	5.0%

Health Care	10.3%

Industrials	12.7%

Information Technology	32.0%

Materials	4.0%

Telecommunication Services	1.9%

Other(2)	1.4%

(1)	Sectors can be comprised of several industries. Please refer to the section entitled “Portfolio of Investments” for a complete listing. No single industry exceeded 25% of portfolio assets.

Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s composition is subject to change.

(2)	Cash & Cash Equivalents.

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.

6  SELIGMAN GROWTH FUND — 2010 ANNUAL REPORT

most people expected. Equity performance was particularly strong in the mid-cap and small-cap segments of the market.

During 2010, we found attractive growth opportunities among stocks in the $5-$20 billion market capitalization range (mid-cap to large-cap stocks). Because investors generally preferred smaller stocks, we kept the portfolio underweight in the largest Russell Index holdings, such as Microsoft. This decision had an advantageous effect on relative performance.

Another notable market theme for 2010 was the continued economic strength of emerging markets such as Brazil and China. Companies that had strong global presence performed better on balance, while companies dependant solely on U.S. markets were more susceptible to housing weakness and domestic financial issues. We tilted the portfolio in certain areas to capture this opportunity.

The technology sector was the largest outperformer for the Fund. A number of our strategies in this sector were effective. The market’s shift away from mega-cap stocks was particularly pronounced in technology. We de-emphasized the largest technology stocks and were able to find

TOP TEN HOLDINGS(1) (at Dec. 31, 2010)

Apple, Inc.	4.8%

Google, Inc., Class A	3.0%

Oracle Corp.	2.6%

EMC Corp.	2.3%

QUALCOMM, Inc.	2.1%

The Coca-Cola Co.	2.0%

United Technologies Corp.	1.9%

Amazon.com, Inc.	1.6%

Ford Motor Co.	1.6%

Exxon Mobil Corp.	1.6%

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

SELIGMAN GROWTH FUND — 2010 ANNUAL REPORT  7

Manager Commentary (continued)

relatively smaller holdings in software and communications that performed particularly well. Apple was an exception to our preference for smaller companies and was a significant individual contributor to the Fund’s results. The portfolio had a larger weighting in Apple than the Russell Index because we believed strongly that the success of some Apple products was being undervalued by the market. The stock performed well for the Fund and we scaled back its weight through the year as the market started to more accurately value the company’s dynamics. Other contributors included Rovi and Baidu. Rovi is capitalizing on the increase in interactive and internet video content and has had a large number of customers renewing or signing new contracts. Baidu, the dominant Chinese Internet search company, benefited from rival Google’s exit from the Chinese market.

The Fund’s positions in the consumer discretionary, consumer staples and health care sectors also outperformed, primarily due to stock selection. Within consumer discretionary, casino operator Las Vegas Sands and auto parts maker Autoliv were leading contributors. Las Vegas Sands has exposure in Singapore and Macau, where consumer activity at casino and resort properties was far in excess of what was originally expected. Autoliv is a global leader in airbags and other auto components and has significant exposure to global markets where auto demand is very strong, such as China. Also within the consumer discretionary sector, home improvement retailer Lowe’s underperformed. The housing market made some strong moves in the early part of 2010, but when tax incentives expired in May, the market took a few steps back, negatively affecting Lowe’s stock price.

In consumer staples, global cosmetics company Estee Lauder performed well. The company has a global platform, strong overseas exposure and a new management discipline that is showing robust sales growth and improved margin expansion. This has been a powerful combination for earnings growth.

Though the Fund’s sector weights are typically similar to those of the Russell Index, there was enough of an underweight in the materials sector to detract from relative performance. Stock selection in materials also had a negative effect on the Fund’s results.

8  SELIGMAN GROWTH FUND — 2010 ANNUAL REPORT

Several individual holdings in financials also underperformed as regulatory reform and capital allocations anticipated for mid-year did not materialize. For example, Morgan Stanley traded sideways for most of the year, reflecting the financial sector’s broader difficulties. Despite some improvement in capital markets activity, regulatory concerns and the failure of individual investors to embrace equities hampered results for Morgan Stanley’s brokerage franchise.

Changes to the Fund’s portfolio
We generally keep the Fund’s sector weights similar to those of the Russell Index, so there were no notable changes to the portfolio’s sector positioning. Through much of the year, the Fund did have a modest overweight in health care compared to the Russell Index, but as economic data began to improve in the second half of the year, we pruned the health care position to a benchmark weight. The portfolio was underweight in consumer staples because we have not found attractive opportunities in the sector.

Within the financials position we moved the portfolio away from more diversified financial companies and into asset managers, which we believe can benefit from improved capital markets. Toward the middle part of the year, we made adjustments to the technology position, increasing the portfolio’s focus on software-related companies and reducing exposure to hardware stocks.

Our future strategy
As a growth manager, we are always looking for the next generation of large-cap growth companies. These are typically companies in the lower end of our market capitalization range — companies that we believe have potential to move

We believe that the outlook for corporate profits appears favorable and that valuations on many of the portfolio’s holdings remain reasonable.

SELIGMAN GROWTH FUND — 2010 ANNUAL REPORT  9

Manager Commentary (continued)

up in size to the “sweet spot” of the large-cap universe. Historically, the lower end of the large-cap market has been a good hunting ground for us and this year was particularly good because people were embracing a more promising economic outlook.

We generally expect stock selection to drive the Fund’s return and do not usually focus on macro economic factors. That said, we are cautiously optimistic about 2011. Markets finished 2010 quite strongly, so we expect that there could be some weakness as markets consolidate their gains. In our view, there are some potential headwinds, including balance sheet problems in Europe, China’s efforts to achieve a sustainable growth rate and challenges for U.S. states and cities. However, we believe that the outlook for corporate profits appears favorable and that valuations on many of the portfolio’s holdings remain reasonable.

We are continuing to focus on core themes from this past year — global economic growth, acceleration in global auto sales and technology changes. We are optimistic that well-managed, market leading growth companies, including those currently in the Fund’s portfolio, should continue to deliver solid results. With the backdrop of what we expect to be a more favorable economic environment, we do think it’s going to take some real work to differentiate between companies with attractive growth prospects and those larger companies that are ready to pass the torch to emerging companies. We believe investors will continue to pay a premium for growth, regardless of the market-cap range, and that effectively identifying outsized growth opportunities will be a key factor in successful investing.

John T. Wilson Portfolio Manager	Peter Deininger Portfolio Manager

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

10  SELIGMAN GROWTH FUND — 2010 ANNUAL REPORT

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The Fund’s Long-term Performance

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Seligman Growth Fund Class A shares (from 1/1/01 to 12/31/10) as compared to the performance of the Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Index. In comparing the Fund’s Class A shares to these indices, you should take into account the fact that the Fund’s performance reflects the maximum initial sales charge of 5.75%, while such charges are not reflected in the performance of the indices average. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting columbiamanagement.com. Also see “Past Performance” in the Fund’s current prospectus.

COMPARATIVE RESULTS

Results at Dec. 31, 2010
	1 year	3 years	5 years	10 years
Seligman Growth Fund (includes sales charge)
Class A Cumulative value of $10,000	$11,021	$8,596	$10,948	$8,265

Average annual total return	+10.21%	-4.92%	+1.83%	-1.89%

Russell 1000 Growth Index(1)
Cumulative value of $10,000	$11,671	$9,858	$12,023	$10,016

Average annual total return	+16.71%	-0.47%	+3.75%	+0.02%

Lipper Large-Cap Growth Funds Index(2)
Cumulative value of $10,000	$11,513	$9,345	$11,250	$9,037

Average annual total return	+15.13%	-2.23%	+2.38%	-1.01%

Results for other share classes can be found on page 4.

12  SELIGMAN GROWTH FUND — 2010 ANNUAL REPORT

(1)	The Russell 1000 Growth Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.
(2)	The Lipper Large-Cap Growth Funds Index includes the 30 largest large-cap growth funds tracked by Lipper Inc. The index’s returns include net reinvested dividends.

SELIGMAN GROWTH FUND — 2010 ANNUAL REPORT  13

Fund Expenses Example
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments; and (ii) ongoing costs, which may include management fees; distribution and service (Rule 12b-1) fees; and other Fund fees and expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the expenses of the funds in which it invests (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund’s indirect expense from investing in the acquired funds is based on the Fund’s pro rata portion of the cumulative expenses charged by the acquired funds using the expense ratio of each of the acquired funds as of the acquired fund’s most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period indicated and held until Dec. 31, 2010.

Actual Expenses
The first line of each table provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during the period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of each table provides information about hypothetical account values and hypothetical expenses based on each actual expense ratio for each class and an assumed rate of return of 5% per year before expenses, which is not the actual return for the class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare each 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in each table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

14  SELIGMAN GROWTH FUND — 2010 ANNUAL REPORT

	Beginning	Ending	Expenses
	account value	account value	paid during		Annualized
	July 1, 2010	Dec. 31, 2010	the period(a)		expense ratio
Class A

Actual(b)	$1,000	$1,259.50	$6.89	(c)	1.21%	(c)

Hypothetical (5% return before expenses)	$1,000	$1,019.11	$6.16	(c)	1.21%	(c)

Class B

Actual(b)	$1,000	$1,253.40	$11.19	(c)	1.97%	(c)

Hypothetical (5% return before expenses)	$1,000	$1,015.27	$10.01	(c)	1.97%	(c)

Class C

Actual(b)	$1,000	$1,253.40	$11.19	(c)	1.97%	(c)

Hypothetical (5% return before expenses)	$1,000	$1,015.27	$10.01	(c)	1.97%	(c)

Class I

Actual(b)	$1,000	$1,263.70	$4.28		.75%

Hypothetical (5% return before expenses)	$1,000	$1,021.42	$3.82		.75%

Class R

Actual(b)	$1,000	$1,258.80	$8.54		1.50%

Hypothetical (5% return before expenses)	$1,000	$1,017.64	$7.63		1.50%

Class R4

Actual(b)	$1,000	$1,262.40	$5.99		1.05%

Hypothetical (5% return before expenses)	$1,000	$1,019.91	$5.35		1.05%

Class R5

Actual(b)	$1,000	$1,263.30	$4.56		.80%

Hypothetical (5% return before expenses)	$1,000	$1,021.17	$4.08		.80%

(a)	Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b)	Based on the actual return for the six months ended Dec. 31, 2010: +25.95% for Class A, +25.34% for Class B, +25.34% for Class C, +26.37% for Class I, +25.88% for Class R, +26.24% for Class R4 and +26.33% for Class R5.
(c)	Columbia Management Investment Advisers, LLC (the Investment Manager) and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Feb. 29, 2012, unless sooner terminated at the sole discretion of the Fund’s Board, such that net expenses (excluding fees and expenses of acquired funds), will not exceed 1.26% for Class A, 2.01% for Class B and 2.01% for Class C. Any amounts waived will not be reimbursed by the Fund. This change is effective March 1, 2011. Had this change been in place for the entire six month period ended Dec. 31, 2010, the actual expenses paid would have been $7.12 for Class A, $11.42 for Class B and $11.36 for Class C; the hypothetical expenses paid would have been $6.36 for Class A, $10.21 for Class B and $10.16 for Class C.

SELIGMAN GROWTH FUND — 2010 ANNUAL REPORT  15

Portfolio of Investments
Dec. 31, 2010
(Percentages represent value of investments compared to net assets)

Investments in Securities

Common Stocks (98.8%)
Issuer	Shares		Value(a)

Aerospace & Defense (3.5%)
Goodrich Corp.	113,698		$10,013,383
Precision Castparts Corp.	125,500	(d)	17,470,855
United Technologies Corp.	400,100		31,495,872

Total			58,980,110

Air Freight & Logistics (1.0%)
United Parcel Service, Inc., Class B	223,100		16,192,598

Auto Components (1.2%)
Autoliv, Inc.	257,400	(c,d)	20,319,156

Automobiles (1.6%)
Ford Motor Co.	1,610,800	(b,d)	27,045,332

Beverages (2.0%)
The Coca-Cola Co.	520,000		34,200,400

Biotechnology (2.9%)
Alexion Pharmaceuticals, Inc.	113,300	(b,d)	9,126,315
Amgen, Inc.	192,900	(b)	10,590,210
Celgene Corp.	149,700	(b)	8,853,258
Dendreon Corp.	117,600	(b,d)	4,106,592
Gilead Sciences, Inc.	331,300	(b)	12,006,312
Incyte Corp., Ltd.	234,800	(b,d)	3,888,288

Total			48,570,975

Capital Markets (0.7%)
Morgan Stanley	439,200		11,950,632

Chemicals (1.3%)
CF Industries Holdings, Inc.	88,300		11,933,745
The Dow Chemical Co.	303,800		10,371,732

Total			22,305,477

Commercial Banks (0.4%)
Fifth Third Bancorp	441,900		6,487,092

Communications Equipment (4.0%)
Cisco Systems, Inc.	671,481	(b)	13,584,061
Juniper Networks, Inc.	491,600	(b,d)	18,149,872
QUALCOMM, Inc.	723,400		35,801,066

Total			67,534,999

Computers & Peripherals (7.4%)
Apple, Inc.	249,759	(b)	80,562,262
EMC Corp.	1,698,800	(b,d)	38,902,520
Hewlett-Packard Co.	117,914		4,964,179

Total			124,428,961

Consumer Finance (1.1%)
American Express Co.	447,900		19,223,868

Containers & Packaging (1.0%)
Crown Holdings, Inc.	179,900	(b)	6,005,062
Packaging Corp. of America	437,634		11,308,463

Total			17,313,525

Diversified Financial Services (2.0%)
IntercontinentalExchange, Inc.	147,100	(b)	17,526,965
JPMorgan Chase & Co.	371,400		15,754,788

Total			33,281,753

Electrical Equipment (0.3%)
GrafTech International Ltd.	237,400	(b)	4,710,016

Electronic Equipment, Instruments & Components (1.4%)
Corning, Inc.	586,500	(d)	11,331,180
Tyco Electronics Ltd.	366,000	(c)	12,956,400

Total			24,287,580

Energy Equipment & Services (3.1%)
Halliburton Co.	395,100		16,131,933
McDermott International, Inc.	393,900	(b)	8,149,791

See accompanying Notes to Portfolio of Investments.

16  SELIGMAN GROWTH FUND — 2010 ANNUAL REPORT

Common Stocks (continued)
Issuer	Shares		Value(a)

Energy Equipment & Services (cont.)
National Oilwell Varco, Inc.	155,900		$10,484,275
Schlumberger Ltd.	203,000		16,950,500

Total			51,716,499

Food & Staples Retailing (1.8%)
Costco Wholesale Corp.	242,000		17,474,820
Whole Foods Market, Inc.	271,700	(b,d)	13,745,303

Total			31,220,123

Food Products (0.8%)
Mead Johnson Nutrition Co.	86,000		5,353,500
The Hershey Co.	155,500		7,331,825

Total			12,685,325

Health Care Equipment & Supplies (2.3%)
Edwards Lifesciences Corp.	157,300	(b,d)	12,716,132
St. Jude Medical, Inc.	299,300	(b)	12,795,075
Varian Medical Systems, Inc.	180,700	(b,d)	12,518,896

Total			38,030,103

Health Care Providers & Services (2.4%)
Express Scripts, Inc.	280,900	(b)	15,182,645
UnitedHealth Group, Inc.	283,300		10,229,963
Universal Health Services, Inc., Class B	343,800		14,927,796

Total			40,340,404

Hotels, Restaurants & Leisure (2.4%)
Bally Technologies, Inc.	207,600	(b,d)	8,758,644
Ctrip.com International Ltd., ADR	124,000	(b,c,d)	5,015,800
Las Vegas Sands Corp.	223,900	(b,d)	10,288,205
Starbucks Corp.	495,800		15,930,054

Total			39,992,703

Industrial Conglomerates (0.5%)
3M Co.	97,687		8,430,388

Insurance (0.8%)
MetLife, Inc.	313,400	(d)	13,927,496

Internet & Catalog Retail (2.0%)
Amazon.com, Inc.	151,100	(b)	27,198,000
priceline.com, Inc.	15,300	(b)	6,113,115

Total			33,311,115

Internet Software & Services (3.7%)
Akamai Technologies, Inc.	263,000	(b)	12,374,150
Google, Inc., Class A	85,009	(b)	50,492,796

Total			62,866,946

IT Services (3.0%)
Cognizant Technology Solutions Corp., Class A	240,175	(b)	17,602,426
IBM Corp.	170,100		24,963,876
Teradata Corp.	216,800	(b)	8,923,488

Total			51,489,790

Life Sciences Tools & Services (1.4%)
Life Technologies Corp.	229,400	(b)	12,731,700
Waters Corp.	150,000	(b)	11,656,500

Total			24,388,200

Machinery (6.1%)
Cummins, Inc.	183,500		20,186,835
Deere & Co.	204,600		16,992,030
Dover Corp.	369,600		21,603,120
Flowserve Corp.	148,500		17,704,170
Ingersoll-Rand PLC	197,800	(c,d)	9,314,402
Parker Hannifin Corp.	210,400		18,157,520

Total			103,958,077

Media (1.4%)
CBS Corp., Class B Non Voting	352,200		6,709,410
Viacom, Inc., Class B	414,000		16,398,540

Total			23,107,950

Metals & Mining (1.6%)
Allegheny Technologies, Inc.	267,000	(d)	14,733,060

See accompanying Notes to Portfolio of Investments.

SELIGMAN GROWTH FUND — 2010 ANNUAL REPORT  17

Portfolio of Investments (continued)

Common Stocks (continued)
Issuer	Shares		Value(a)

Metals & Mining (cont.)
Freeport-McMoRan Copper & Gold, Inc.	106,100	(d)	$12,741,549

Total			27,474,609

Multiline Retail (2.0%)
Nordstrom, Inc.	290,800	(d)	12,324,104
Target Corp.	356,671		21,446,627

Total			33,770,731

Oil, Gas & Consumable Fuels (7.2%)
Apache Corp.	133,026		15,860,690
Chevron Corp.	229,300		20,923,625
Continental Resources, Inc.	194,000	(b,d)	11,416,900
Exxon Mobil Corp.	354,500		25,921,040
Kinder Morgan Management LLC	—	(b,e)	29
Murphy Oil Corp.	93,800		6,992,790
Occidental Petroleum Corp.	150,200		14,734,620
Peabody Energy Corp.	248,300	(d)	15,886,234
Southwestern Energy Co.	265,800	(b)	9,948,894

Total			121,684,822

Personal Products (1.5%)
Avon Products, Inc.	389,700		11,324,682
The Estee Lauder Companies, Inc., Class A	173,800	(d)	14,025,660

Total			25,350,342

Pharmaceuticals (1.4%)
Allergan, Inc.	250,400		17,194,968
Medicis Pharmaceutical Corp., Class A	234,800	(d)	6,290,292

Total			23,485,260

Road & Rail (1.3%)
JB Hunt Transport Services, Inc.	290,200		11,843,062
Union Pacific Corp.	118,100		10,943,146

Total			22,786,208

Semiconductors & Semiconductor Equipment (4.7%)
Advanced Micro Devices, Inc.	1,272,600	(b,d)	10,409,868
Broadcom Corp., Class A	395,500		17,224,025
Netlogic Microsystems, Inc.	311,400	(b,d)	9,781,074
Skyworks Solutions, Inc.	401,600	(b)	11,497,808
Texas Instruments, Inc.	665,500	(d)	21,628,750
Varian Semiconductor Equipment Associates, Inc.	218,000	(b)	8,059,460

Total			78,600,985

Software (7.8%)
Autodesk, Inc.	387,100	(b)	14,787,220
Intuit, Inc.	346,200	(b)	17,067,660
Microsoft Corp.	901,700	(d)	25,175,464
Oracle Corp.	1,379,357		43,173,873
Rovi Corp.	217,973	(b,d)	13,516,506
Salesforce.com, Inc.	55,200	(b,d)	7,286,400
SuccessFactors, Inc.	394,200	(b,d)	11,416,032

Total			132,423,155

Specialty Retail (3.1%)
Dick’s Sporting Goods, Inc.	376,800	(b,d)	14,130,000
Limited Brands, Inc.	420,800		12,931,184
Lowe’s Companies, Inc.	691,300		17,337,804
TJX Companies, Inc.	186,000		8,256,540

Total			52,655,528

Textiles, Apparel & Luxury Goods (1.4%)
Coach, Inc.	292,000		16,150,520
Lululemon Athletica, Inc.	105,600	(b,c,d)	7,225,152

Total			23,375,672

Tobacco (1.4%)
Philip Morris International, Inc.	414,875	(d)	24,282,634

See accompanying Notes to Portfolio of Investments.

18  SELIGMAN GROWTH FUND — 2010 ANNUAL REPORT

Common Stocks (continued)
Issuer	Shares		Value(a)

Wireless Telecommunication Services (1.9%)
American Tower Corp., Class A	203,700	(b)	$10,519,068
Millicom International Cellular SA	90,200	(c)	8,623,120
NII Holdings, Inc.	281,900	(b)	12,589,654

Total			31,731,842

Total Common Stocks
(Cost: $1,384,160,475)			$1,669,919,381

Money Market Fund (1.4%)
	Shares		Value(a)

Columbia Short-Term Cash Fund, 0.229%	23,186,625	(f)	$23,186,625

Total Money Market Fund
(Cost: $23,186,625)			$23,186,625

Investments of Cash Collateral Received
for Securities on Loan (20.9%)
		Amount
	Effective	payable at
Issuer	yield	maturity	Value(a)

Asset-Backed Commercial Paper (2.0%)
Grampian Funding LLC
01-13-11	0.280%	$4,998,794	$4,998,794
Rheingold Securitization
01-10-11	0.430	4,998,149	4,998,149
01-25-11	0.551	4,992,972	4,992,972
Rhein-Main Securitisation Ltd.
01-12-11	0.551	9,985,945	9,985,945
Royal Park Investments Funding Corp.
03-08-11	0.410	999,043	999,043
Starbird Funding Corp.
01-03-11	0.150	7,999,900	7,999,900

Total			33,974,803

Certificates of Deposit (11.5%)
Bank of Nova Scotia
05-12-11	0.280	5,000,000	5,000,000
Barclays Bank PLC
02-23-11	0.380	10,000,000	10,000,000
Canadian Imperial Bank
04-07-11	0.300	7,000,000	7,000,000
Clydesdale Bank PLC
01-21-11	0.370	5,000,000	5,000,000
Credit Agricole
04-21-11	0.400	5,000,123	5,000,123
Credit Industrial et Commercial
02-22-11	0.395	7,000,000	7,000,000
03-07-11	0.400	5,000,000	5,000,000
Credit Suisse
04-15-11	0.300	7,000,000	7,000,000
Deutsche Bank AG
01-10-11	0.472	4,999,980	4,999,980
DZ Bank AG
02-10-11	0.400	6,000,000	6,000,000
KBC Bank NV
01-24-11	0.450	15,000,000	15,000,000
Landesbank Hessen Thuringen
01-03-11	0.300	11,100,049	11,100,049
Mitsubishi UFJ Trust and Banking Corp.
02-22-11	0.320	5,000,000	5,000,000
National Australia Bank Ltd.
03-17-11	0.311	10,000,000	10,000,000
National Bank of Canada
03-21-11	0.400	9,000,000	9,000,000
Natixis
03-07-11	0.440	12,000,000	12,000,000
Norinchukin Bank
01-25-11	0.330	12,000,000	12,000,000
Nykredit Bank
01-24-11	0.550	5,500,000	5,500,000
Rabobank Group
04-27-11	0.311	15,000,000	15,000,000
Societe Generale
02-01-11	0.315	10,000,000	10,000,000
Sumitomo Mitsui Banking Corp.
01-12-11	0.300	5,000,000	5,000,000
Union Bank of Switzerland
04-18-11	0.341	7,000,000	7,000,000
United Overseas Bank Ltd.
01-18-11	0.330	5,000,000	5,000,000

See accompanying Notes to Portfolio of Investments.

SELIGMAN GROWTH FUND — 2010 ANNUAL REPORT  19

Portfolio of Investments (continued)

Investments of Cash Collateral Received
for Securities on Loan (continued)
		Amount
	Effective	payable at
Issuer	yield	maturity	Value(a)

Certificates of Deposit (cont.)
Westpac Banking Corp.
05-09-11	0.290%	$10,000,000	$10,000,000

Total			193,600,152

Commercial Paper (1.8%)
ASB Finance Ltd.
05-03-11	0.391	4,990,575	4,990,575
Macquarie Bank Ltd.
01-04-11	0.370	4,996,865	4,996,865
Suncorp Metway Ltd.
01-10-11	0.400	9,996,333	9,996,333
Versailles Commercial Paper LLC
01-06-11	0.350	9,993,681	9,993,681

Total			29,977,454

	Effective	Principal
Issuer	yield	amount	Value(a)
Repurchase Agreements (5.6%)(g)
Barclays Capital, Inc. dated 10-13-10, matures 01-31-11, repurchase price
$5,001,292	0.300%	$5,000,000	$5,000,000
Barclays Capital, Inc. dated 11-04-10, matures 01-31-11, repurchase price
$5,001,292	0.300	5,000,000	5,000,000
Cantor Fitzgerald & Co. dated 12-31-10, matures 01-03-11, repurchase price
$10,000,333	0.400	10,000,000	10,000,000
Citigroup Global Markets, Inc. dated 12-31-10, matures 01-03-11, repurchase price
$2,000,027	0.160	2,000,000	2,000,000
Goldman Sachs & Co. dated 12-31-10, matures 01-03-11, repurchase price
$5,304,216	0.170	5,304,141	5,304,141
Merrill Lynch Government Securities Income dated 12-31-10, matures 01-03-11, repurchase price
$10,000,208	0.250	10,000,000	10,000,000
Mizuho Securities USA, Inc. dated 12-31-10, matures 01-03-11, repurchase price
$25,001,042	0.500	25,000,000	25,000,000
Morgan Stanley dated 04-15-10, matures 01-31-11, repurchase price
$11,003,315	0.350	11,000,000	11,000,000
Pershing LLC dated 12-31-10, matures 01-03-11, repurchase price
$2,000,075	0.450	2,000,000	2,000,000
RBS Securities, Inc. dated 12-31-10, matures 01-03-11, repurchase price
$20,000,500	0.300	20,000,000	20,000,000

Total 95,304,141

Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $352,856,550)			$352,856,550

Total Investments in Securities
(Cost: $1,760,203,650)(h)			$2,045,962,556

The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.

See accompanying Notes to Portfolio of Investments.

20  SELIGMAN GROWTH FUND — 2010 ANNUAL REPORT

Notes to Portfolio of Investments

ADR	— American Depositary Receipt

(a)	Securities are valued by using policies described in Note 2 to the financial statements.

(b)	Non-income producing.

(c)	Foreign security values are stated in U.S. dollars. At Dec. 31, 2010, the value of foreign securities, excluding short-term securities, represented 3.75% of net assets.

(d)	At Dec. 31, 2010, security was partially or fully on loan. See Note 6 to the financial statements.

(e)	Represents fractional shares.

(f)	Affiliated Money Market Fund — See Note 7 to the financial statements. The rate shown is the seven-day current annualized yield at Dec. 31, 2010.

(g)	The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Barclays Capital, Inc. (0.300%)
Security description	Value(a)
Arabella Ltd/Arabell	$25,198
Archer Daniels	259,234
ASB Finance Ltd	307,122
Banco Bilbao Vizcaya	829,061
Banco Bilbao Vizcaya Argentaria/New York NY	12,260
Bp Capital Markets	154,073
BPCE	110,771
Central American Bank	960
Commonwealth Bank of Australia	155,968
Credit Agricole NA	255
Danske Corp	383,706
Electricite De France	635,382
European Investment Bank	854,923
Gdz Suez	131,977
Golden Funding Corp	9,086
Ing (US) Funding LLC	40
Natexis Banques	98,669
Nationwide Building	615,131
Natixis NY	47,999
Natixis US Finance Co	800
Prudential PLC	185,570
Silver Tower US Fund	2,400
Skandin Ens Banken	24,018
Societe Gen No Amer	399,797

SELIGMAN GROWTH FUND — 2010 ANNUAL REPORT  21

Portfolio of Investments (continued)

Notes to Portfolio of Investments (continued)

Barclays Capital, Inc. (0.300%) (continued)
Security description	Value(a)
Societe Generale NY	$5,199
UBS Ag Stamford	401

Total market value of collateral securities	$5,250,000

Barclays Capital, Inc. (0.300%)
Security description	Value(a)
Arabella Ltd/Arabell	$25,198
Archer Daniels	259,234
ASB Finance Ltd	307,122
Banco Bilbao Vizcaya	829,061
Banco Bilbao Vizcaya Argentaria/New York NY	12,260
BP Capital Markets	154,073
BPCE	110,771
Central American Bank	960
Commonwealth Bank of Australia	155,968
Credit Agricole NA	255
Danske Corp	383,706
Electricite De France	635,382
European Investment Bank	854,923
Gdz Suez	131,977
Golden Funding Corp	9,086
Ing (US) Funding LLC	40
Natexis Banques	98,669
Nationwide Building	615,131
Natixis NY	47,999
Natixis US Finance Co	800
Prudential PLC	185,570
Silver Tower US Fund	2,400
Skandin Ens Banken	24,018
Societe Gen No Amer	399,797
Societe Generale NY	5,199
UBS Ag Stamford	401

Total market value of collateral securities	$5,250,000

Cantor Fitzgerald & Co. (0.400%)
Security description	Value(a)
Fannie Mae Interest Strip	$320,311
Fannie Mae Pool	874,788
Fannie Mae Principal Strip	10,461
Fannie Mae REMICS	586,397
Federal Farm Credit Bank	545,370

22  SELIGMAN GROWTH FUND — 2010 ANNUAL REPORT

Notes to Portfolio of Investments (continued)

Cantor Fitzgerald & Co. (0.400%) (continued)
Security description	Value(a)
Federal Home Loan Banks	$977,074
Federal Home Loan Mortgage Corp	73,306
Federal National Mortgage Association	847,192
FHLMC Structured Pass Through Securities	346,798
Freddie Mac Non Gold Pool	839,719
Freddie Mac Reference REMIC	5,651
Freddie Mac REMICS	515,393
Freddie Mac Strips	151,984
Ginnie Mae I Pool	98,236
Ginnie Mae II Pool	544,541
Government National Mortgage Association	219,090
United States Treasury Inflation Indexed Bonds	30,114
United States Treasury Note/Bond	2,393,049
United States Treasury Strip Coupon	715,272
United States Treasury Strip Principal	105,254

Total market value of collateral securities	$10,200,000

Citigroup Global Markets, Inc. (0.160%)
Security description	Value(a)
Fannie Mae Benchmark REMIC	$9,936
Fannie Mae REMICS	671,997
Fannie Mae Whole Loan	17,095
Fannie Mae-Aces	1,305
Freddie Mac Reference REMIC	46,564
Freddie Mac REMICS	1,026,652
Government National Mortgage Association	266,451

Total market value of collateral securities	$2,040,000

Goldman Sachs & Co. (0.170%)
Security description	Value(a)
Government National Mortgage Association	$5,410,224

Total market value of collateral securities	$5,410,224

Merrill Lynch Government Securities Income (0.250%)
Security description	Value(a)
Fannie Mae REMICS	$1,920,641
Freddie Mac REMICS	8,279,377

Total market value of collateral securities	$10,200,018

SELIGMAN GROWTH FUND — 2010 ANNUAL REPORT  23

Portfolio of Investments (continued)

Notes to Portfolio of Investments (continued)

Mizuho Securities USA, Inc. (0.500%)
Security description	Value(a)
Fannie Mae Grantor Trust	$12,346
Fannie Mae Pool	10,373,877
Fannie Mae REMICS	1,070,594
Fannie Mae Whole Loan	29,086
Federal Farm Credit Bank	16,660
Federal Home Loan Banks	432,261
Federal Home Loan Mortgage Corp	66,574
FHLMC Structured Pass Through Securities	63,054
Freddie Mac Gold Pool	5,435,858
Freddie Mac Non Gold Pool	644,988
Freddie Mac REMICS	1,198,497
Ginnie Mae II Pool	877,595
Government National Mortgage Association	1,627,862
United States Treasury Note/Bond	3,650,748

Total market value of collateral securities	$25,500,000

Morgan Stanley (0.350%)
Security description	Value(a)
Can Ast & Can Ltd	$109,376
Federal Home Loan Banks	1,415,310
Federal Home Loan Mortgage Corp	6,098,402
Google	3,653,337
Starbird Funding Corp	52,752

Total market value of collateral securities	$11,329,177

Pershing LLC (0.450%)
Security description	Value(a)
Fannie Mae Pool	$1,038,612
Fannie Mae REMICS	234,184
Freddie Mac Gold Pool	88,837
Freddie Mac REMICS	309,095
Ginnie Mae I Pool	79,117
Government National Mortgage Association	290,155

Total market value of collateral securities	$2,040,000

24  SELIGMAN GROWTH FUND — 2010 ANNUAL REPORT

Notes to Portfolio of Investments (continued)

RBS Securities, Inc. (0.300%)
Security description	Value(a)
Amortizing Residential Collateral Trust	$733,061
Capital One Multi-Asset Execution Trust	2,681,971
Chase Issuance Trust	718,895
Citibank Credit Card Issuance Trust	1,679,413
Citibank Omni Master Trust	1,622,901
Discover Card Master Trust I	979,367
First Franklin Mortgage Loan Asset Backed Certificates	592,635
First National Master Note Trust	882,912
Ford Credit Auto Owner Trust	152,917
Freddie Mac Gold Pool	1,641,900
GS Mortgage Securities Corp II	667,160
HSBC Home Equity Loan Trust	1,878,009
Merrill Lynch/Countrywide Commercial Mortgage Trust	2,037,141
Nelnet Student Loan Trust	841,778
SLC Student Loan Trust	1,348,142
SLM Student Loan Trust	2,049,000
Structured Asset Investment Loan Trust	151,152
Wells Fargo Home Equity Trust	293,465

Total market value of collateral securities	$20,951,819

(h)	At Dec. 31, 2010, the cost of securities for federal income tax purposes was $1,768,494,408 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$291,464,873
Unrealized depreciation	(13,996,725)

Net unrealized appreciation	$277,468,148

SELIGMAN GROWTH FUND — 2010 ANNUAL REPORT  25

Portfolio of Investments (continued)

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Valuation of securities.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as

26  SELIGMAN GROWTH FUND — 2010 ANNUAL REPORT

Notes to Portfolio of Investments (continued)

Fair Value Measurements (continued)

Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of Dec. 31, 2010:

	Fair value at Dec. 31, 2010
	Level 1	Level 2
	quoted prices	other	Level 3
	in active	significant	significant
	markets for	observable	unobservable
Description(a)	identical assets(b)	inputs	inputs	Total
Equity Securities
Common Stocks	$1,669,919,381	$—	$—	$1,669,919,381

Total Equity Securities	1,669,919,381	—	—	1,669,919,381

Other
Affiliated Money Market Fund(c)	23,186,625	—	—	23,186,625
Investments of Cash Collateral Received for Securities on Loan	—	352,856,550	—	352,856,550

Total Other	23,186,625	352,856,550	—	376,043,175

Total	$1,693,106,006	$352,856,550	$—	$2,045,962,556

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

(c)	Money market fund that is a sweep investment for cash balances in the Fund at Dec. 31, 2010.

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

SELIGMAN GROWTH FUND — 2010 ANNUAL REPORT  27

Statement of Assets and Liabilities
Dec. 31, 2010

Assets
Investments in securities, at value
Unaffiliated issuers* (identified cost $1,384,160,475)	$1,669,919,381
Affiliated money market fund (identified cost $23,186,625)	23,186,625
Investments of cash collateral received for securities on loan (identified cost $352,856,550)	352,856,550

Total investments in securities (identified cost $1,760,203,650)	2,045,962,556
Capital shares receivable	353,053
Dividends and accrued interest receivable	909,219
Receivable for investment securities sold	3,379,142
Other assets	43,170

Total assets	2,050,647,140

Liabilities
Capital shares payable	1,270,391
Payable for investment securities purchased	5,043,435
Payable upon return of securities loaned	352,856,550
Accrued investment management services fees	29,678
Accrued distribution fees	11,576
Accrued transfer agency fees	44,997
Accrued administrative services fees	2,529
Accrued plan administration services fees	20,844
Other accrued expenses	456,857

Total liabilities	359,736,857

Net assets applicable to outstanding capital stock	$1,690,910,283

Represented by
Capital stock — $1 par value	$358,668,448
Additional paid-in capital	2,013,821,257
Undistributed net investment income	394,421
Accumulated net realized gain (loss)	(967,739,197)
Unrealized appreciation (depreciation) on investments and on translation of assets and liabilities in foreign currencies	285,765,354

Total — representing net assets applicable to outstanding capital stock	$1,690,910,283

*Value of securities on loan	$339,155,142

Net asset value per share
	Net assets	Shares outstanding	Net asset value per share
Class A	$1,276,953,102	268,089,845	$4.76	(1)
Class B	$73,018,552	19,666,156	$3.71
Class C	$28,030,382	7,547,813	$3.71
Class I	$261,729,893	52,969,014	$4.94
Class R	$2,112,882	452,526	$4.67
Class R4	$48,574,571	9,843,670	$4.93
Class R5	$490,901	99,424	$4.94

(1)	The maximum offering price per share for Class A is $5.05. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

28  SELIGMAN GROWTH FUND — 2010 ANNUAL REPORT

Statement of Operations
Year ended Dec. 31, 2010

Investment income
Income:
Dividends	$19,479,957
Income distributions from affiliated money market fund	44,372
Income from securities lending — net	711,771

Total income	20,236,100

Expenses:
Investment management services fees	10,292,584
Distribution fees
Class A	3,015,255
Class B	838,081
Class C	276,763
Class R	7,786
Class R3	10
Transfer agency fees
Class A	3,277,411
Class B	244,566
Class C	77,666
Class R	1,814
Class R3	3
Class R4	22,168
Class R5	220
Administrative services fees	879,275
Plan administration services fees
Class R	2,381
Class R3	10
Class R4	109,097
Compensation of board members	45,511
Custodian fees	49,787
Printing and postage	251,947
Registration fees	116,718
Professional fees	67,278
Other	163,486

Total expenses	19,739,817
Expenses waived/reimbursed by the Investment Manager and its affiliates	(651,359)

Total net expenses	19,088,458

Investment income (loss) — net	1,147,642

Realized and unrealized gain (loss) — net
Net realized gain (loss) on security transactions	262,776,305
Net change in unrealized appreciation (depreciation) on investments and on translation of assets and liabilities in foreign currencies	(6,832,659)

Net gain (loss) on investments and foreign currencies	255,943,646

Net increase (decrease) in net assets resulting from operations	$257,091,288

The accompanying Notes to Financial Statements are an integral part of this statement.

SELIGMAN GROWTH FUND — 2010 ANNUAL REPORT  29

Statements of Changes in Net Assets

Year ended Dec. 31,	2010	2009
Operations and distributions
Investment income (loss) — net	$1,147,642	$443,363
Net realized gain (loss) on investments	262,776,305	40,361,299
Net change in unrealized appreciation (depreciation) on investments and on translation of assets and liabilities in foreign currencies	(6,832,659)	137,233,177

Net increase (decrease) in net assets resulting from operations	257,091,288	178,037,839

Distributions to shareholders from:
Net investment income
Class A	(277,193)	(304,289)
Class I	(754,821)	(293,478)
Class R3	—	(1)
Class R4	(58,760)	(19,744)
Class R5	(1,222)	(478)

Total distributions	(1,091,996)	(617,990)

30  SELIGMAN GROWTH FUND — 2010 ANNUAL REPORT

Year ended Dec. 31,	2010	2009
Capital share transactions
Proceeds from sales
Class A shares	$41,740,084	$25,561,384
Class B shares	4,096,030	2,552,690
Class C shares	2,695,683	3,378,868
Class I shares	11,230,452	8,242,977
Class R shares	1,035,006	675,653
Class R3 shares	—	2,500
Class R4 shares	21,479,870	2,482,946
Class R5 shares	—	2,042,516
Fund merger (Note 10)
Class A shares	N/A	975,923,424
Class B shares	N/A	91,730,779
Class C shares	N/A	8,384,963
Class I shares	N/A	221,386,563
Class R shares	N/A	3,378
Class R3 shares	N/A	3,373
Class R4 shares	N/A	29,210,493
Class R5 shares	N/A	3,372
Reinvestment of distributions at net asset value
Class A shares	259,513	283,561
Class I shares	754,793	293,467
Class R4 shares	58,745	19,737
Class R5 shares	161	474
Conversions from Class B to Class A
Class A shares	19,841,483	788,460
Class B shares	(19,841,483)	(788,460)
Payments for redemptions
Class A shares	(222,172,949)	(97,010,439)
Class B shares	(19,049,492)	(7,262,176)
Class C shares	(11,668,461)	(5,951,077)
Class I shares	(29,078,331)	(8,405,793)
Class R shares	(258,793)	(294,782)
Class R3 shares	(6,584)	—
Class R4 shares	(11,797,715)	(2,213,915)
Class R5 shares	(2,092)	(11,986,133)

Increase (decrease) in net assets from capital share transactions	(210,684,080)	1,239,058,803

Proceeds from regulatory settlement (Note 9)	—	21,687

Total increase (decrease) in net assets	45,315,212	1,416,500,339
Net assets at beginning of year	1,645,595,071	229,094,732

Net assets at end of year	$1,690,910,283	$1,645,595,071

Undistributed (excess of distributions over) net investment income	$394,421	$(818,340)

The accompanying Notes to Financial Statements are an integral part of this statement.

SELIGMAN GROWTH FUND — 2010 ANNUAL REPORT  31

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

Class A	Year ended Dec. 31,
Per share data	2010		2009		2008	2007		2006
Net asset value, beginning of period	$4.07		$2.92		$5.22	$4.48		$4.10

Income from investment operations:
Net investment income (loss)	.00	(a)	.00	(a)	(.02)	(.03)		.00	(a)
Net gains (losses) (both realized and unrealized)	.69		1.15		(2.28)	.77		.38

Total from investment operations	.69		1.15		(2.30)	.74		.38

Less distributions:
Dividends from net investment income	(.00	)(a)	(.00	)(a)	—	—		—

Net asset value, end of period	$4.76		$4.07		$2.92	$5.22		$4.48

Total return	16.98%		39.42%	(b)	(44.06% )	16.52%		9.27%

Ratios to average net assets(c)
Gross expenses prior to expense waiver/reimbursement	1.26%		1.37%		1.35%	1.35%		1.39%

Net expenses after expense waiver/reimbursement(d)	1.21%		1.33%		1.35%	1.35%		1.39%

Net investment income (loss)	.05%		.09%		(.38% )	(.57%	)	(.03%	)

Supplemental data
Net assets, end of period (in millions)	$1,277		$1,244		$196	$391		$371

Portfolio turnover rate	153%		142%		241%	176%		169%

See accompanying Notes to Financial Highlights.

32  SELIGMAN GROWTH FUND — 2010 ANNUAL REPORT

Class B	Year ended Dec. 31,
Per share data	2010		2009		2008	2007		2006
Net asset value, beginning of period	$3.19		$2.31		$4.16	$3.60		$3.32

Income from investment operations:
Net investment income (loss)	(.02)		(.03)		(.04)	(.05)		(.03)
Net gains (losses) (both realized and unrealized)	.54		.91		(1.81)	.61		.31

Total from investment operations	.52		.88		(1.85)	.56		.28

Net asset value, end of period	$3.71		$3.19		$2.31	$4.16		$3.60

Total return	16.30%		38.10%	(b)	(44.47% )	15.56%		8.43%

Ratios to average net assets(c)
Gross expenses prior to expense waiver/reimbursement	2.03%		2.07%		2.10%	2.11%		2.15%

Net expenses after expense waiver/reimbursement(d)	1.98%		2.01%		2.10%	2.11%		2.15%

Net investment income (loss)	(.73%	)	(.84%	)	(1.13% )	(1.33%	)	(.79%	)

Supplemental data
Net assets, end of period (in millions)	$73		$97		$4	$11		$15

Portfolio turnover rate	153%		142%		241%	176%		169%

Class C	Year ended Dec. 31,
Per share data	2010		2009		2008	2007		2006
Net asset value, beginning of period	$3.19		$2.31		$4.16	$3.60		$3.32

Income from investment operations:
Net investment income (loss)	(.02)		(.01)		(.04)	(.05)		(.03)
Net gains (losses) (both realized and unrealized)	.54		.89		(1.81)	.61		.31

Total from investment operations	.52		.88		(1.85)	.56		.28

Net asset value, end of period	$3.71		$3.19		$2.31	$4.16		$3.60

Total return	16.30%		38.10%	(b)	(44.47% )	15.56%		8.43%

Ratios to average net assets(c)
Gross expenses prior to expense waiver/reimbursement	2.02%		2.25%		2.11%	2.11%		2.15%

Net expenses after expense waiver/reimbursement(d)	1.97%		2.22%		2.11%	2.11%		2.15%

Net investment income (loss)	(.72%	)	(.41%	)	(1.14% )	(1.33%	)	(.79%	)

Supplemental data
Net assets, end of period (in millions)	$28		$33		$19	$15		$15

Portfolio turnover rate	153%		142%		241%	176%		169%

See accompanying Notes to Financial Highlights.

SELIGMAN GROWTH FUND — 2010 ANNUAL REPORT  33

Financial Highlights (continued)

Class I	Year ended Dec. 31,
Per share data	2010	2009(e)
Net asset value, beginning of period	$4.21	$3.79

Income from investment operations:
Net investment income (loss)	.02	.01
Net gains (losses) (both realized and unrealized)	.72	.42

Total from investment operations	.74	.43

Less distributions:
Dividends from net investment income	(.01)	(.01)

Net asset value, end of period	$4.94	$4.21

Total return	17.66%	11.22%

Ratios to average net assets(c)
Total expenses	.74%	.71%	(f)

Net investment income (loss)	.52%	.37%	(f)

Supplemental data
Net assets, end of period (in millions)	$262	$238

Portfolio turnover rate	153%	142%

Class R*	Year ended Dec. 31,
Per share data	2010		2009		2008	2007		2006
Net asset value, beginning of period	$4.00		$2.88		$5.17	$4.44		$4.08

Income from investment operations:
Net investment income (loss)	(.01)		.00	(a)	(.03)	(.04)		(.01)
Net gains (losses) (both realized and unrealized)	.68		1.12		(2.26)	.77		.37

Total from investment operations	.67		1.12		(2.29)	.73		.36

Net asset value, end of period	$4.67		$4.00		$2.88	$5.17		$4.44

Total return	16.75%		38.89%	(b)	(44.29% )	16.44%		8.82%

Ratios to average net assets(c)
Total expenses	1.51%		1.81%		1.61%	1.61%		1.65%

Net investment income (loss)	(.24%	)	(.06%	)	(.64% )	(.83%	)	(.29%	)

Supplemental data
Net assets, end of period (in millions)	$2		$1		$—	$—		$—

Portfolio turnover rate	153%		142%		241%	176%		169%

See accompanying Notes to Financial Highlights.

34  SELIGMAN GROWTH FUND — 2010 ANNUAL REPORT

Class R4	Year ended Dec. 31,
Per share data	2010	2009(e)
Net asset value, beginning of period	$4.21	$3.79

Income from investment operations:
Net investment income (loss)	.01	.00	(a)
Net gains (losses) (both realized and unrealized)	.72	.42

Total from investment operations	.73	.42

Less distributions:
Dividends from net investment income	(.01)	(.00	)(a)

Net asset value, end of period	$4.93	$4.21

Total return	17.24%	11.15%

Ratios to average net assets(c)
Total expenses	1.04%	1.01%	(f)

Net investment income (loss)	.22%	.07%	(f)

Supplemental data
Net assets, end of period (in millions)	$49	$32

Portfolio turnover rate	153%	142%

Class R5	Year ended Dec. 31,
Per share data	2010	2009		2008		2007		2006
Net asset value, beginning of period	$4.21	$3.01		$5.37		$4.58		$4.17

Income from investment operations:
Net investment income (loss)	.02	.05		.00	(a)	.00	(a)	.02
Net gains (losses) (both realized and unrealized)	.72	1.15		(2.36)		.79		.39

Total from investment operations	.74	1.20		(2.36)		.79		.41

Less distributions:
Dividends from net investment income	(.01)	(.00	)(a)	—		—		—

Net asset value, end of period	$4.94	$4.21		$3.01		$5.37		$4.58

Total return	17.63%	40.03%	(b)	(43.95%	)	17.25%		9.83%

Ratios to average net assets(c)
Total expenses	.79%	1.17%		.90%		.85%		.82%

Net investment income (loss)	.47%	1.63%		.07%		(.07%	)	.54%

Supplemental data
Net assets, end of period (in millions)	$—	$—		$9		$15		$12

Portfolio turnover rate	153%	142%		241%		176%		169%

See accompanying Notes to Financial Highlights.

SELIGMAN GROWTH FUND — 2010 ANNUAL REPORT  35

Financial Highlights (continued)

Notes to Financial Highlights

*	Effective Sept. 7, 2010, Class R2 shares were renamed Class R shares.
(a)	Rounds to less than $0.01 per share.
(b)	During the year ended Dec. 31, 2009, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.01%.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(d)	The Investment Manager and its affiliates agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).
(e)	For the period from Aug. 3, 2009 (when shares became available) to Dec. 31, 2009.
(f)	Annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.

36  SELIGMAN GROWTH FUND — 2010 ANNUAL REPORT

Notes to Financial Statements

1.	ORGANIZATION

Seligman Growth Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company and has 500 million authorized shares of capital stock.

The Fund offers Class A, Class B, Class C, Class I, Class R, Class R4 and Class R5 shares.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds. Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are available to qualifying institutional investors. Effective Sept. 7, 2010, Class R2 shares were renamed Class R shares.

At Aug. 27, 2010, all Class R3 shares were liquidated. On this date Columbia Management Investment Advisers, LLC (the Investment Manager) owned 100% of the shares.

Class R4 and Class R5 shares are not subject to sales charges, however, these classes were closed to new investors effective Dec. 31, 2010.

At Dec. 31, 2010, the Investment Manager and affiliated funds-of-funds owned 100% of Class I shares.

SELIGMAN GROWTH FUND — 2010 ANNUAL REPORT  37

Notes to Financial Statements (continued)

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of estimates
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price from the primary exchange. Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The policy adopted by the Fund’s Board of Directors (the Board) generally contemplates the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE, including significant movements in the U.S. market after foreign exchanges have closed. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. This policy takes into

38  SELIGMAN GROWTH FUND — 2010 ANNUAL REPORT

account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates. Typically, those maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value. Investments in money market funds are valued at net asset value.

Foreign currency translations
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

Repurchase agreements
The Fund may enter into repurchase agreements. Generally, securities received as collateral subject to repurchase agreements are deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The market value of securities held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Guarantees and indemnifications
Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future

SELIGMAN GROWTH FUND — 2010 ANNUAL REPORT  39

Notes to Financial Statements (continued)

claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Federal taxes
The Fund’s policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income (which includes net short-term capital gains) to shareholders. No provision for income or excise taxes is thus required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all tax returns filed for the last three years.

Foreign capital gains taxes
Realized gains in certain countries may be subject to foreign taxes at the Fund level, at rates ranging from approximately 10% to 15%. The Fund pays such foreign taxes on net realized gains at the appropriate rate for each jurisdiction.

Dividends to shareholders
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are normally distributed along with the income dividend.

Other
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

3.	EXPENSES AND SALES CHARGES

Investment management services fees
Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.655% to 0.565% as the Fund’s net assets increase. The management fee for the year ended Dec. 31, 2010 was 0.640% of the Fund’s average daily net assets.

Administrative services fees
Under an Administrative Services Agreement, the Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a

40  SELIGMAN GROWTH FUND — 2010 ANNUAL REPORT

percentage of the Fund’s average daily net assets that declines from 0.06% to 0.03% as the Fund’s net assets increase. The fee for the year ended Dec. 31, 2010 was 0.06% of the Fund’s average daily net assets. Prior to Jan. 1, 2011, Ameriprise Financial, Inc. served as the Fund Administrator. Since Jan. 1, 2011. Columbia Management Investment Advisers, LLC has served as the Fund Administrator.

Other fees
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended Dec. 31, 2010, other expenses paid to this company were $1,924.

Compensation of board members
Under a Deferred Compensation Plan (the Plan), the board members who are not “interested persons” of the Fund as defined under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or certain other funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer agency fees
Under a Transfer Agency Agreement, Columbia Management Investment Services Corp. (the Transfer Agent) is responsible for providing transfer agency services to the Fund.

Prior to Sept. 7, 2010, the Transfer Agent received annual account-based service fees from Class A, Class B and Class C shares that varied by class and annual asset-based service fees based on the Fund’s average daily net assets attributable to Class R, Class R4 and Class R5 shares. In addition, the Transfer Agent charged an annual fee per inactive account and received reimbursement from the Fund for certain out-of-pocket expenses.

Under a new Transfer Agency Agreement effective Sept. 7, 2010, the Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund subject to an annual limitation (that varies by class) that is a percentage of the average aggregate value of the Fund’s

SELIGMAN GROWTH FUND — 2010 ANNUAL REPORT  41

Notes to Financial Statements (continued)

shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The Transfer Agent also receives reimbursement for certain out-of-pocket expenses and may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account (IRA) trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.

For the year ended Dec. 31, 2010, the Fund’s effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.27%
Class B	0.29
Class C	0.28
Class R	0.12
Class R4	0.05
Class R5	0.05

Class I shares do not pay transfer agent fees.

The Fund and certain other associated investment companies (together, the Guarantors), have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). The lease and the Guaranty expire in January 2019. At Dec. 31, 2010, the Fund’s total potential future obligation over the life of the Guaranty is $326,495. The liability remaining at Dec. 31, 2010 for non-recurring charges associated with the lease amounted to $220,709 and is included within other accrued expenses in the Statement of Assets and Liabilities. SDC is owned by six associated investment companies, including the Fund. The Fund’s ownership interest in SDC at Dec. 31, 2010 is included in other assets in the Statement of Assets and Liabilities at cost of $43,170.

Plan administration services fees
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class R4 shares for the provision of various administrative,

42  SELIGMAN GROWTH FUND — 2010 ANNUAL REPORT

recordkeeping, communication and educational services. Prior to Sept. 7, 2010, the Fund also paid an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class R shares for such services.

Distribution fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund paid a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $3,636,000 and $2,099,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of Oct. 31, 2010, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales charges
Sales charges, including front-end and CDSCs, received by the Distributor for distributing Fund shares were $767,691 for Class A, $78,804 for Class B and $3,267 for Class C for the year ended Dec. 31, 2010.

Expenses waived/reimbursed by the Investment Manager and its affiliates
For the year ended Dec. 31, 2010, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*) were as follows:

Class A	1.21%
Class B	1.98
Class C	1.97

The waived/reimbursed fees and expenses for the transfer agency fees at the class level were as follows:

Class A	$596,246
Class B	41,431
Class C	13,682

SELIGMAN GROWTH FUND — 2010 ANNUAL REPORT  43

Notes to Financial Statements (continued)

Under an agreement which is effective until Feb. 28, 2011, the Investment Manager and its affiliates have contractually agreed to waive certain fees and reimburse certain expenses such that net expenses (excluding fees and expenses of acquired funds*) will not exceed the following percentage of the class’ average daily net assets:

Class A	1.21%
Class B	1.98
Class C	1.97
Class I	0.76
Class R	1.56
Class R4	1.06
Class R5	0.81

Effective March 1, 2011, the Investment Manager and its affiliates have contractually agreed to waive certain fees and reimburse certain expenses until Feb. 29, 2012, unless sooner terminated at the sole discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*) will not exceed the following percentage of the class’ average daily net assets:

Class A	1.26%
Class B	2.01
Class C	2.01
Class I	0.82
Class R	1.51
Class R4	1.12
Class R5	0.87

*	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

4.	SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $2,412,107,521 and $2,640,615,087, respectively, for the year ended Dec. 31, 2010. Realized gains and losses are determined on an identified cost basis.

44  SELIGMAN GROWTH FUND — 2010 ANNUAL REPORT

5.	CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated were as follows:

Year ended Dec. 31,	2010	2009(a)
Class A
Sold	9,884,492	6,835,534
Fund merger	N/A	257,699,722
Converted from Class B(b)	4,916,084	241,371
Reinvested distributions	54,634	70,188
Redeemed	(52,707,289)	(26,142,765)

Net increase (decrease)	(37,852,079)	238,704,050

Class B
Sold	1,262,276	856,354
Fund merger	N/A	30,781,504
Converted to Class A(b)	(6,289,371)	(306,337)
Redeemed	(5,826,659)	(2,413,075)

Net increase (decrease)	(10,853,754)	28,918,446

Class C
Sold	820,697	1,254,045
Fund merger	N/A	2,812,760
Redeemed	(3,549,638)	(2,214,651)

Net increase (decrease)	(2,728,941)	1,852,154

Class I
Sold	2,530,931	2,129,871
Fund merger	N/A	56,503,994
Reinvested distributions	153,102	70,207
Redeemed	(6,310,696)	(2,108,395)

Net increase (decrease)	(3,626,663)	56,595,677

Class R(c)
Sold	242,789	205,426
Fund merger	N/A	907
Redeemed	(62,350)	(80,872)

Net increase (decrease)	180,439	125,461

Class R3
Sold	—	692
Fund merger	N/A	905
Redeemed	(1,597)	—

Net increase (decrease)	(1,597)	1,597

SELIGMAN GROWTH FUND — 2010 ANNUAL REPORT  45

Notes to Financial Statements (continued)

Year ended Dec. 31,	2010	2009(a)
Class R4
Sold	5,014,251	616,272
Fund merger	N/A	7,453,524
Reinvested distributions	11,916	4,722
Redeemed	(2,711,665)	(545,350)

Net increase (decrease)	2,314,502	7,529,168

Class R5
Sold	—	718,823
Fund merger	N/A	862
Reinvested distributions	33	113
Redeemed	(486)	(3,713,490)

Net increase (decrease)	(453)	(2,993,692)

(a)	Class I, Class R3 and Class R4 shares are for the period from Aug. 3, 2009 (when shares became available) to Dec. 31, 2009.
(b)	Automatic conversion of Class B shares to Class A shares based on the original purchase date.
(c)	Effective Sept. 7, 2010, Class R2 shares were renamed Class R shares.

6.	LENDING OF PORTFOLIO SECURITIES

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At Dec. 31, 2010, securities valued at $339,155,142 were on loan, secured by cash collateral of $352,856,550 invested in short-term securities or in cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such

46  SELIGMAN GROWTH FUND — 2010 ANNUAL REPORT

indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income of $711,771 earned from securities lending for the year ended Dec. 31, 2010 is included in the Statement of Operations. The Fund also continues to earn interest and dividends on the securities loaned.

7.	AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in Columbia Short-Term Cash Fund (formerly known as RiverSource Short-Term Cash Fund), a money market fund established for the exclusive use of certain funds managed by the Investment Manager and other institutional clients of the Investment Manager. The cost of the Fund’s purchases and proceeds from sales of shares of Columbia Short-Term Cash Fund aggregated $588,577,460 and $569,866,813, respectively, for the year ended Dec. 31, 2010. The income distributions received with respect to the Fund’s investment in Columbia Short-Term Cash Fund can be found in the Statement of Operations and the Fund’s invested balance in Columbia Short-Term Cash Fund at Dec. 31, 2010, can be found in the Portfolio of Investments.

8.	BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 14, 2010, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $300 million. The borrowers shall have the right, upon written notice to the Administrative Agent, to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $500 million. Participation in such increase by any existing lender shall be at such lender’s sole discretion. Interest is charged to each fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount

SELIGMAN GROWTH FUND — 2010 ANNUAL REPORT  47

Notes to Financial Statements (continued)

of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Prior to Oct. 14, 2010, the credit facility agreement, which was a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permitted collective borrowings up to $300 million. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum, in addition to an upfront fee equal to its pro rata share of 0.04% of the amount of the credit facility. The Fund had no borrowings during the year ended Dec. 31, 2010.

9.	PROCEEDS FROM REGULATORY SETTLEMENT

In May 2009, as a result of a settlement of an administrative proceeding brought by the Securities and Exchange Commission against an unaffiliated third party relating to market timing and/or late trading of mutual funds, the Fund received $21,687, which represented the Fund’s portion of the proceeds from the settlement (the Fund was not a party to the proceeding). The proceeds received by the Fund were recorded as an increase to additional paid-in capital.

10.	FUND MERGER

At the close of business on Sept. 11, 2009, Seligman Growth Fund acquired the assets and assumed the identified liabilities of RiverSource Growth Fund. The merger was completed after shareholders of the acquired fund approved the plan on June 2, 2009.

The aggregate net assets of Seligman Growth Fund immediately before the acquisition were $268,450,110 and the combined net assets immediately after the acquisition were $1,595,096,455.

The acquisition was accomplished by a tax-free exchange of 61,893,968 shares of RiverSource Growth Fund valued at $1,326,646,345.

48  SELIGMAN GROWTH FUND — 2010 ANNUAL REPORT

In exchange for the RiverSource Growth Fund shares, Seligman Growth Fund issued the following number of shares:

Shares
Class A	257,699,722
Class B	30,781,504
Class C	2,812,760
Class I	56,503,994
Class R	907
Class R3	905
Class R4	7,453,524
Class R5	862

For financial reporting purposes, net assets received and shares issued by the Seligman Growth Fund were recorded at fair value; however, RiverSource Growth Fund’s cost of investments was carried forward to align ongoing reporting of Seligman Growth Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The components of RiverSource Growth Fund’s net assets after adjustments for any permanent book-to-tax differences at the merger date were as follows:

Total net assets	$1,326,646,345
Capital stock	2,423,854,173
Excess of distributions over net investment income	(1,362,092)
Accumulated net realized loss	(1,313,969,609)
Unrealized appreciation	218,123,873

The financial statements reflect the operations of Seligman Growth Fund for the period prior to the acquisition and the combined Fund for the period subsequent to the acquisition. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of RiverSource Growth Fund that have been included in the combined Fund’s Statement of Operations since the acquisition was completed. Assuming the acquisition had been completed on Jan. 1, 2009, Seligman Growth Fund’s pro-forma net investment income, net loss on investments, and net increase in net assets from operations for the year ended Dec. 31, 2009 would have been $2.9 million, $96.9 million and $459.6 million, respectively.

11.	FEDERAL TAX INFORMATION

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of passive foreign investment company (PFIC) holdings and losses deferred due to wash sales. The

SELIGMAN GROWTH FUND — 2010 ANNUAL REPORT  49

Notes to Financial Statements (continued)

character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

In the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $1,157,115 and accumulated net realized loss has been decreased by $210,846,462 resulting in a net reclassification adjustment to decrease paid-in capital by $212,003,577.

The tax character of distributions paid for the years indicated was as follows:

Year ended Dec. 31,	2010	2009
Ordinary income	$1,091,996	$617,990
Long-term capital gain	—	—

At Dec. 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$441,782
Undistributed accumulated long-term gain	—
Accumulated realized loss	(959,448,439)
Unrealized appreciation (depreciation)	277,427,235

For federal income tax purposes, the Fund had a capital loss carry-over of $959,448,439 at Dec. 31, 2010, that if not offset by capital gains will expire as follows:

2016	2017

$933,955,524	$25,492,915

For the year ended Dec. 31, 2010, $245,076,291 of capital loss carry-over was utilized and $206,369,332 expired unused. It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carry-over before it expires.

12.	SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through the date of issuance of the Fund’s financial statements. There were no events or

50  SELIGMAN GROWTH FUND — 2010 ANNUAL REPORT

transactions that occurred during the period that materially impacted the amounts or disclosures in the Fund’s financial statements, other than as noted below.

In August 2010, the Board of Directors of Seligman Growth Fund (the “Fund”) approved a proposal to merge the Fund with and into Columbia Large Cap Growth Fund. The merger is expected to be a tax-free reorganization for U.S. federal income tax purposes. More information about Columbia Large Cap Growth Fund and the definitive terms of the merger are included in proxy materials mailed to shareholder who owned shares of the Fund on Dec. 17, 2010. The proposal was approved at a meeting of shareholders held on Feb. 15, 2011, and the merger is expected to take place before the end of the second quarter of 2011.

13.	INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as legacy RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s

SELIGMAN GROWTH FUND — 2010 ANNUAL REPORT  51

Notes to Financial Statements (continued)

decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts

52  SELIGMAN GROWTH FUND — 2010 ANNUAL REPORT

with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

SELIGMAN GROWTH FUND — 2010 ANNUAL REPORT  53

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
Seligman Growth Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman Growth Fund, Inc. (the Fund) as of December 31, 2010, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the periods presented through December 31, 2008, were audited by other auditors whose report dated February 27, 2009, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

54  SELIGMAN GROWTH FUND — 2010 ANNUAL REPORT

In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of Seligman Growth Fund, Inc. at December 31, 2010, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
February 23, 2011

SELIGMAN GROWTH FUND — 2010 ANNUAL REPORT  55

Federal Income Tax Information
(Unaudited)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended Dec. 31, 2010

Income distributions – the Fund designates the following tax attributes for distributions:

Qualified Dividend Income for individuals	100.00%
Dividends Received Deduction for corporations	100.00%
U.S. Government Obligations	0.00%

The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

56  SELIGMAN GROWTH FUND — 2010 ANNUAL REPORT

Board Members and Officers

Shareholders elect a Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund’s Board members. Each Board member oversees 145 Columbia, RiverSource, Seligman and Threadneedle funds. Under current Board policy, members generally serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as members of the Board.

Independent Board Members

Name,	Position held		Other present or
address,	with Fund and	Principal occupation	past directorships
age	length of service	during past five years	(within past 5 years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 Age 56	Board member since 1/11/06	Chief Justice, Minnesota Supreme Court, 1998-2006; Attorney	None

Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 Age 56	Board member since 7/11/07	President, Springboard — Partners in Cross Cultural Leadership (consulting company)	None

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 Age 60	Board member since 11/1/04	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	None

Anne P. Jones 901 S. Marquette Ave. Minneapolis, MN 55402 Age 76	Board member since 3/1/85	Attorney and Consultant	None

Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 Age 72	Chair of the Board since 1/1/07, Board member since 1/1/02	President Emeritus and Professor of Economics, Carleton College	Valmont Industries, Inc. (manufactures irrigation systems)

John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 Age 67	Board member since 12/10/08	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	None

Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 Age 58	Board member since 11/1/04	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	None

SELIGMAN GROWTH FUND — 2010 ANNUAL REPORT  57

Board Members and Officers (continued)

Independent Board Members (continued)

Name,	Position held		Other present or
address,	with Fund and	Principal occupation	past directorships
age	length of service	during past five years	(within past 5 years)
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 Age 69	Board member since 11/11/08	Counsel, Lewis & Munday, P.C. since 1987; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1990-1997	Digital Ally, Inc. (digital imaging); Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services)

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 Age 66	Board member since 11/13/02	Chief Executive Officer and Director, RiboNovix, Inc. since 2003 (biotechnology); former President, Aquila Biopharmaceuticals	Idera Pharmaceuticals, Inc. (biotechnology); Healthways, Inc. (health management programs)

58  SELIGMAN GROWTH FUND — 2010 ANNUAL REPORT

Board Member Affiliated with the Investment Manager*

Name,	Position held		Other present or
address,	with Fund and	Principal occupation	past directorships
age	length of service	during past five years	(within past 5 years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 50	Board member since 11/7/01, Vice President since 2002	Chairman of the Board, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Senior Vice President, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Chief Executive Officer, U.S. Asset Management & President — Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010 and Senior Vice President — Chief Investment Officer, 2001-2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since May 2010 (previously Chairman of the Board and Chief Executive Officer, 2008-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006	None

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

SELIGMAN GROWTH FUND — 2010 ANNUAL REPORT  59

Board Members and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund’s other officers are:

Fund Officers

Name,	Position held
address,	with funds and	Principal occupation
age	length of service	during past five years
J. Kevin Connaughton One Financial Center Boston, MA 02111 Age 46	President since 5/1/10	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds since 2009 (previously Senior Vice President and Chief Financial Officer, June 2008 — January 2009); President, Atlantic Funds and Nations Funds since 2009; Managing Director of Columbia Management Advisors, LLC, December 2004 — April 2010; Treasurer, Columbia Funds, October 2003 — May 2008; Treasurer, the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000 — December 2006

Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 45	Vice President since 12/5/06	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously Chief Administrative Officer, 2009 — April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009 and Vice President — Operations and Compliance, 2004-2006); Senior Vice President, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Director of Product Development — Mutual Funds, Ameriprise Financial, Inc., 2001-2004

Michael G. Clarke One Financial Center Boston, MA 02111 Age 41	Treasurer since 1/12/11	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisers, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002

60  SELIGMAN GROWTH FUND — 2010 ANNUAL REPORT

Fund Officers (continued)

Name,	Position held
address,	with funds and	Principal occupation
age	length of service	during past five years
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Vice President, General Counsel and Secretary since 12/5/06	Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010 and Vice President — Asset Management Compliance, 2004-2005); Senior Vice President, Secretary and Chief Legal Officer, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006

Michael A. Jones 100 Federal Street Boston, MA 02110 Age 51	Vice President since 5/1/10	Director and President, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Senior Vice President, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC, 2007 — April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc., 2006 — April 2010; former Co-President and Senior Managing Director, Robeco Investment Management

Colin Moore One Financial Center Boston, MA 02111 Age 52	Vice President since 5/1/10	Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Senior Vice President, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007- April 2010; Head of Equities, Columbia Management Advisors, LLC, 2002-Sept. 2007

Linda Wondrack One Financial Center Boston, MA 02111 Age 46	Chief Compliance Officer since 5/1/10	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds since 2007; Senior Vice President and Chief Compliance Officer, Atlantic Funds and Nations Funds since 2007; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, June 2005 — April 2010

SELIGMAN GROWTH FUND — 2010 ANNUAL REPORT  61

Board Members and Officers (continued)

Fund Officers (continued)

Name,	Position held
address,	with funds and	Principal occupation
age	length of service	during past five years
Neysa M. Alecu 2934 Ameriprise Financial Center Minneapolis, MN 55474 Age 47	Money Laundering Prevention Officer since 11/9/05 and Identity Theft Prevention Officer since 2008	Vice President — Compliance, Ameriprise Financial, Inc. since 2008; Anti-Money Laundering Officer and Identity Theft Prevention Officer, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since 2008; Anti-Money Laundering Officer, Ameriprise Financial, Inc. since 2005; Compliance Director, Ameriprise Financial, Inc., 2004-2008

62  SELIGMAN GROWTH FUND — 2010 ANNUAL REPORT

Proxy Voting

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at www.sec.gov.

SELIGMAN GROWTH FUND — 2010 ANNUAL REPORT  63

Results of Meeting of Shareholders

Seligman Growth Fund

Special Meeting of Shareholders held on Feb. 15, 2011
(Unaudited)

A brief description of the proposal(s) voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to the proposals are set forth below. A vote is based on total number of shares outstanding in the Fund.

To approve an Agreement and Plan of Reorganization between Seligman Growth Fund and Columbia Large Cap Growth Fund.

Shares Voted	Shares Voted		Broker
“For”	“Against”	Abstentions	Non-Votes
213,772,301.693	9,864,173.358	6,320,665.847	24,426,617.000

To elect directors to the Board.

		Shares	Shares		Broker
		Voted “For”	Voted “Withhold”	Abstentions	Non-Votes
01.	Kathleen Blatz	242,919,589.809	11,270,170.581	0.00	0.00
02.	Edward J. Boudreau, Jr.	242,740,303.109	11,449,457.281	0.00	0.00
03.	Pamela G. Carlton	242,808,478.709	11,381,281.681	0.00	0.00
04.	William P. Carmichael	242,765,469.434	11,424,290.956	0.00	0.00
05.	Patricia M. Flynn	243,007,006.578	11,182,753.812	0.00	0.00
06.	William A. Hawkins	242,807,234.343	11,382,526.047	0.00	0.00
07.	R. Glenn Hilliard	242,798,562.736	11,391,197.654	0.00	0.00
08.	Stephen R. Lewis, Jr.	242,805,119.568	11,384,640.822	0.00	0.00
09.	John F. Maher	243,094,205.324	11,095,555.066	0.00	0.00
10.	John J. Nagorniak	242,931,742.583	11,258,017.807	0.00	0.00
11.	Catherine James Paglia	242,871,735.906	11,318,024.484	0.00	0.00
12.	Leroy C. Richie	242,802,136.189	11,387,624.201	0.00	0.00
13.	Anthony M. Santomero	242,884,488.871	11,305,271.519	0.00	0.00
14.	Minor M. Shaw	242,947,233.016	11,242,527.374	0.00	0.00
15.	Alison Taunton-Rigby	242,824,226.231	11,365,534.159	0.00	0.00
16.	William F. Truscott	243,204,259.285	10,985,501.105	0.00	0.00

64  SELIGMAN GROWTH FUND — 2010 ANNUAL REPORT

Seligman Growth Fund
P.O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This report must be accompanied or preceded by the Fund’s current prospectus. Seligman® mutual funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC. Seligman is an offering brand of Columbia Management Investment Advisers, LLC.
©2011 Columbia Management Investment Advisers, LLC. All rights reserved.	SL-9908 C (3/11)

Item 2. Code of Ethics.
(a) The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer.
(b) During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.
(c) During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.
Item 3. Audit Committee Financial Expert.
The Registrant’s board of directors has determined that independent directors Pamela G. Carlton, Jeffrey Laikind, John F. Maher and Anne P. Jones, each qualify as audit committee financial experts.
Item 4. Principal Accountant Fees and Services
(a)	Audit Fees. The fees for the years ended Dec. 31 indicated below, charged by Ernst & Young LLP for professional services rendered for the audit of the annual financial statements for Seligman Growth Fund, Inc. were as follows:

2010: $20,127	2009: $19,765
(b)	Audit-Related Fees. The fees for the years ended Dec. 31 indicated below, charged by Ernst & Young LLP for audit-related services rendered to the registrant related to the semiannual financial statement review, the transfer agent 17Ad-13 review, and other consultations and services required to complete the audit for Seligman Growth Fund, Inc. were as follows:

2010: $6,481	2009: $2,745
The fees for the years ended Dec. 31 indicated below, charged by Ernst & Young LLP for audit-related services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were required to be pre-approved by the registrant’s audit committee related to an internal controls review performed initially in 2010 were as follows:

2010: $96,000	2009: $0

(c)	Tax Fees. The fees for the years ended Dec. 31 indicated below, charged by Ernst & Young LLP for tax compliance related services rendered to Seligman Growth Fund, Inc. were as follows:

2010: $4,696	2009: $3,180
The fees for the years ended Dec. 31 indicated below, charged by Ernst & Young LLP for tax services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were required to be pre-approved by the registrant’s audit committee related to tax consulting services and a subscription to a tax database were as follows:

2010: $95,840	2009: $60,000
(d)	All Other Fees. The fees for the years ended Dec. 31 indicated below, charged by Ernst & Young LLP for additional professional services rendered to Seligman Growth Fund, Inc. were as follows:

2010: $0	2009: $0
The fees for the years ended Dec. 31 indicated below, charged by Ernst & Young LLP for other services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were required to be pre-approved by the registrant’s audit committee were as follows:

2010: $0	2009: $0
(e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by Ernst & Young LLP for the registrant and for the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the registrant’s audit committee.
(e)	(2) 100% of the services performed for items (b) through (d) above during 2010 and 2009 were pre-approved by the registrant’s audit committee.

(f)	Not applicable.

(g)	Non-Audit Fees. The fees for the years ended Dec. 31 indicated below, charged by Ernst & Young LLP to the registrant for non-audit fees and to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

2010: $2,976,978	2009: $804,611
(h)	100% of the services performed in item (g) above during 2010 and 2009 were pre-approved by the Ameriprise Financial Audit Committee and/or the RiverSource/Columbia Mutual Funds Audit Committee.
Item 5. Audit Committee of Listed Registrants. Not applicable.
Item 6. Investments.
(a)	The registrant’s “Schedule 1 — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.
Item 11. Controls and Procedures.
(a) The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.
(b) There was no change in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR, is attached as Exhibit 99.CODE ETH.
(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit99.CERT.
(a)(3) Not applicable.
(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Seligman Growth Fund, Inc.

By	/s/ J. Kevin Connaughton

J. Kevin Connaughton
President and Principal Executive Officer

Date	February 23, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ J. Kevin Connaughton

J. Kevin Connaughton
President and Principal Executive Officer

Date	February 23, 2011

By	/s/ Michael G. Clarke

Michael G. Clarke
Treasurer and Principal Financial Officer

Date	February 23, 2011